THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

SUPPLEMENT DATED MARCH 1, 2008 TO THE PROSPECTUS DATED MARCH 1, 2008

This Supplement updates the above-referenced Prospectus of The 787 Fund, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed new Investment Advisory Agreement with Gabelli Funds, LLC and the proposed new Board of Directors for the Corporation.

Information Regarding the Proposed New Investment Advisory Agreement and Board of Directors

On February 1, 2008, Enterprise Capital Management, Inc. (“ECM”), the investment adviser for the AXA Enterprise Mergers and Acquisitions Fund (the “Fund”) entered into an agreement with Gabelli Funds, LLC (“Gabelli Funds”) under which Gabelli Funds, an investment adviser that is registered with the Securities and Exchange Commission, would acquire certain assets associated with ECM’s business as investment adviser and administrative services agent of the Fund (the “Transaction”). The agreement contemplates that, following shareholder approval of a new investment advisory agreement, Gabelli Funds would become the primary investment adviser for the Fund, and that ECM would no longer serve as the Fund’s investment adviser and administrative services agent after the Transaction. Gabelli Funds is an affiliate of GAMCO Asset Management Inc. (“GAMCO”), which currently serves as the investment sub-adviser for the Fund. The agreement also contemplates that a new Board of Directors of the Fund would be elected, which would consist primarily of individuals who currently serve as directors of other registered investment companies that are advised by Gabelli Funds or its affiliates, and that the current members of the Board of Directors would no longer serve as directors following shareholder approval of Gabelli Funds as the Fund’s investment adviser, the election and qualification of the new Board of Directors and the successful consummation of the Transaction.

In anticipation of the consummation of the Transaction, the Fund’s current Board of Directors has unanimously approved a new Investment Advisory Agreement with Gabelli Funds and the nomination of six (6) new Directors for the Fund. The appointment of Gabelli Funds and the election of a new Board must be approved by shareholders of the Fund. If approved, the existing Investment Advisory Agreement between the Fund and ECM and the existing Investment Sub-Advisory Agreement between ECM and GAMCO will be terminated.

Two special shareholder meetings of the Fund were scheduled for February 27, 2008 and adjourned to March 7, 2008 to vote on the proposed new investment advisory agreement and Board of Directors. Although there is no assurance that the Transaction will be completed, as of the date of this Supplement it is anticipated that, subject to shareholder approval of the proposed new investment advisory agreement and board of directors and the completion of certain other items and conditions, the Transaction will close immediately after the close of business on March 10, 2008 or as reasonably practicable thereafter.

Additional information about the proposed new investment advisory agreement and Board of Directors was sent to shareholders of the Fund in February 2008 as part of proxy solicitation materials.